EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                   18 U.S.C. ss. 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Schick Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey T. Slovin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Jeffrey T. Slovin
                                                 ------------------------------
                                                 Jeffrey T. Slovin
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)
                                                 June 10, 2005